                                                                    EXHIBIT (24)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission, and to sign any and all amendments to such Annual Report.

                      SIGNATURE                                                      CAPACITY
                      EDWARD E. CRUTCHFIELD             Chairman and Chief Executive Officer and Director
                EDWARD E. CRUTCHFIELD
                           ROBERT T. ATWOOD             Executive Vice President and Chief Financial Officer
                   ROBERT T. ATWOOD
                            JAMES H. HATCH              Senior Vice President and Controller (Principal
                                                          Accounting Officer)
                    JAMES H. HATCH
                            EDWARD E. BARR              Director
                    EDWARD E. BARR
                          G. ALEX BERNHARDT             Director
                  G. ALEX BERNHARDT
                          W. WALDO BRADLEY              Director
                   W. WALDO BRADLEY
                            ROBERT J. BROWN             Director
                   ROBERT J. BROWN
                            ROBERT D. DAVIS             Director
                   ROBERT D. DAVIS
                          R. STUART DICKSON             Director
                  R. STUART DICKSON
                               B. F. DOLAN              Director
                     B. F. DOLAN
                           RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.
                           JOHN R. GEORGIUS             Director
                   JOHN R. GEORGIUS
                         ARTHUR M. GOLDBERG             Director
                  ARTHUR M. GOLDBERG

                      SIGNATURE                         CAPACITY
                     WILLIAM H. GOODWIN, JR.            Director
               WILLIAM H. GOODWIN, JR.
                          BRENTON S. HALSEY             Director
                  BRENTON S. HALSEY
                         HOWARD H. HAWORTH              Director
                  HOWARD H. HAWORTH
                      TORRENCE E. HEMBY, JR.            Director
                TORRENCE E. HEMBY, JR.
                            FRANK M. HENRY              Director
                    FRANK M. HENRY
                         LEONARD G. HERRING             Director
                  LEONARD G. HERRING
                     JUAN RODRIGUEZ INCIARTE            Director
               JUAN RODRIGUEZ INCIARTE
                           JACK A. LAUGHERY             Director
                   JACK A. LAUGHERY
                               MAX LENNON               Director
                      MAX LENNON
                          RADFORD D. LOVETT             Director
                  RADFORD D. LOVETT
                           JOSEPH NEUBAUER              Director
                   JOSEPH NEUBAUER
                         HENRY D. PERRY, JR.            Director
                 HENRY D. PERRY, JR.
                       RANDOLPH N. REYNOLDS             Director
                 RANDOLPH N. REYNOLDS
                              RUTH G. SHAW              Director
                     RUTH G. SHAW
                             LANTY L. SMITH             Director
                    LANTY L. SMITH
                      ANTHONY P. TERRACCIANO            Director
                ANTHONY P. TERRACCIANO
                          DEWEY L. TROGDON              Director
                   DEWEY L. TROGDON

                      SIGNATURE                         CAPACITY
                             JOHN D. UIBLE              Director
                    JOHN D. UIBLE
                              B. J. WALKER              Director
                     B. J. WALKER

Dated: February 20, 1996
Charlotte, North Carolina